Exhibit 99.4

RESTRICTED SHARES AGREEMENT

Charles Dolan

March 9, 2009

Dear Charles:

Pursuant to the Company’s 2006 Employee Stock Plan (the “Plan”), you have been selected by the Compensation Committee of the Board of Directors (as more fully described in Section 11, the “Committee”) of Cablevision Systems Corporation (the “Company”) to receive 165,700 restricted shares (“Restricted Shares”) of NY Group Class A Common Stock, par value $.01 per share (“Common Shares”) effective as of March 5, 2009 (the “Grant Date”).

Capitalized terms used but not defined in this agreement (this “Agreement”) have the meanings given to them in the Plan. The Restricted Shares are subject to the terms and conditions set forth below:

1.     Vesting. Subject to Sections 2 and 3, none of your Restricted Shares will vest and you will forfeit all of them if you do not remain continuously employed with the Company or one of its Affiliates from the Grant Date through the third anniversary of the Grant Date.

2.     Accelerated Vesting in the Event of Death. If your employment is terminated as a result of your death, all of the Restricted Shares will vest as of the termination date.

3.     Change of Control/Going Private Transaction. As set forth in Annex 1 attached hereto, your entitlement to Restricted Shares may be affected in the event of a Change of Control of the Company or a going-private transaction (each as defined in Annex 1 attached hereto).

4.     Transfer Restrictions. You may not transfer, assign, pledge or otherwise encumber the Restricted Shares, other than to the extent provided in the Plan.

5.     Right to Vote and Receive Dividends. You have full voting rights with respect to the Restricted Shares. Unless the Committee determines otherwise, all ordinary (as determined by the Committee in its sole discretion) cash dividends and distributions paid on your Restricted Shares will be retained by the Company for your account until your Restricted Shares vest and such dividends and distributions will be paid to you (without interest) when your Restricted Shares vest. Such dividends, to the extent retained, shall revert back to the Company if for any reason the Restricted Share upon which such dividends were paid reverts back to the Company.

6.     Section 83(b) Election. If you wish to make an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to recognize income with respect to the Restricted Shares before they become vested, you must file a Section 83(b) election with the Internal Revenue Service within thirty (30) days of the Grant Date and provide a copy of that filing to the Company. You are strongly encouraged to seek the advice of a tax consultant regarding the advisability of making a Section 83(b) election. You should note that any taxes you pay as a result of your Section 83(b) election cannot be recovered if your Restricted Shares are forfeited or decline in value. It is your sole responsibility to timely file an election under Section 83(b). You must notify the Company within ten (10) days of filing any such election. A sample Form of Election under Section 83(b) is available upon request from the Company’s Tax Department.

7.     Tax Representations and Tax Withholding. You hereby acknowledge that you have reviewed with your own tax advisors the federal, state and local tax consequences of receiving the Restricted Shares. You hereby represent to the Company that you are relying solely on such advisors and not on any statements or representations of the Company, its Affiliates or any of their respective agents.

If, in connection with the Restricted Shares, the Company is required to withhold any amounts by reason of any federal, state or local tax, such withholding shall be effected in accordance with Section 16 of the Plan.

8.     Section 409A. It is the Company’s intent that payments under this Agreement are exempt from Section 409A of the Code (“Section 409A”), and that the Agreement be administered accordingly. Notwithstanding anything to the contrary contained in this Agreement, if and to the extent that any payment or benefit under this Agreement is determined by the Company to constitute “non-qualified deferred compensation” subject to Section 409A and is payable to you by reason of your termination of employment, then (a) such payment or benefit shall be made or provided to you only upon a “separation from service” as defined for purposes of Section 409A under applicable regulations and (b) if you are a “specified employee” (within the meaning of Section 409A and as determined by the Company), such payment or benefit shall not be made or provided before the date that is six months after the date of your separation from service (or your earlier death).

9.     Delivery. Unless otherwise determined by the Committee, delivery of the Restricted Shares will be by book-entry credit to an account in your name that the Company has established at a custody agent (the “custodian”). The Company’s transfer agent, Wells Fargo Bank, N.A. shall act as the custodian of the Restricted Shares; however, the Company may in its sole discretion appoint another custodian to replace Wells Fargo Bank, N.A. On the date your Restricted Shares vest, if you have complied with your obligations under this Agreement and provided that your tax obligations with respect to the vested Restricted Shares are appropriately satisfied, we will instruct the custodian to electronically transfer your Common Shares to a brokerage or other account on your behalf (or make such other arrangements for the delivery of the Common Shares to you as we reasonably determine).

10.     Right of Offset. You hereby agree that the Company shall have the right to offset against its obligation to deliver shares of Class A Common Stock, cash or other property under this Agreement to the extent that it does not constitute “non-qualified deferred compensation” pursuant to Section 409A, any outstanding amounts of whatever nature that you then owe to the Company or any of its Affiliates.

11.     The Committee. For purposes of this Agreement, the term “Committee” means the Compensation Committee of the Board of Directors of the Company or any replacement committee established under, and as more fully defined in, the Plan.

12.     Committee Discretion. The Committee has full discretion with respect to any actions to be taken or determinations to be made in connection with this Agreement, and its determinations shall be final, binding and conclusive.

13.     Amendment. The Committee reserves the right at any time to amend the terms and conditions set forth in this Agreement, except that the Committee shall not make any amendment or revision in a manner unfavorable to you (other than if immaterial), without your consent. No consent shall be required for amendments made pursuant to Section 12 of the Plan, except that, for purposes of Section 19 of the Plan, Section 3 and Annex 1 of this Agreement are deemed to be “terms of an Award Agreement expressly refer[ring] to an Adjustment Event.” Any amendment of this Agreement shall be in writing and signed by an authorized member of the Committee or a person or persons designated by the Committee.

14.     Restricted Shares Subject to the Plan. The Restricted Shares covered by this Agreement are subject to the Plan.

15.     Entire Agreement. Except for any employment agreement between you and the Company or any of its Affiliates in effect as of the date of the grant hereof (as such employment agreement may be modified, renewed or replaced), this Agreement and the Plan constitute the entire understanding and agreement of you and the Company with respect to the Restricted Shares covered hereby and supersede all prior understandings and agreements. In the event of a conflict among the documents with respect to the terms and conditions of the Restricted Shares covered hereby, the documents will be accorded the following order of authority: the terms and conditions of the Plan will have highest authority followed by the terms and conditions of your employment agreement, if any, followed by the terms and conditions of this Agreement.

16.     Successors and Assigns. The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and assigns.

17.     Governing Law. This Agreement shall be deemed to be made under, and in all respects be interpreted, construed and governed by and in accordance with, the laws of the State of New York.

18.     Jurisdiction and Venue. You irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States located in the Southern District and Eastern District of the State of New York in respect of the interpretation and enforcement of the provisions of this Agreement, and hereby waive, and agree not to assert, as a defense that you are not subject thereto or that the venue thereof may not be appropriate. You agree that the mailing of process or other papers in connection with any action or proceeding in any manner permitted by law shall be valid and sufficient service.

19.     Securities Law Acknowledgments. You hereby acknowledge and confirm to the Company that (i) you are aware that the Common Shares are publicly-traded securities and (ii) Common Shares may not be sold or otherwise transferred unless such sale or transfer is registered under the Securities Act of 1933, as amended, and the securities laws of any applicable state or other jurisdiction, or is exempt from such registration.

20.     Waiver. No waiver by the Company at any time of any breach by you of, or compliance with, any term or condition of this Agreement or the Plan to be performed by you shall be deemed a waiver of the same, any similar or any dissimilar term or condition at the same or at any prior or subsequent time.

21.     Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any term or condition hereof shall not affect the validity or enforceability of the other terms and conditions set forth herein.

22.     Exclusion from Compensation Calculation. By acceptance of this Agreement, you shall be considered in agreement that the Restricted Shares covered hereby shall be considered special incentive compensation and will be exempt from inclusion as “wages” or “salary” in pension, retirement, life insurance and other employee benefits arrangements of the Company and its Affiliates, except as determined otherwise by the Company. In addition, each of your beneficiaries shall be deemed to be in agreement that all such shares be exempt from inclusion in “wages” or “salary” for purposes of calculating benefits of any life insurance coverage sponsored by the Company or any of its Affiliates.

23.     No Right to Continued Employment. Nothing contained in this Agreement or the Plan shall be construed to confer on you any right to continue in the employ of the Company or any Affiliate, or derogate from the right of the Company or any Affiliate, as applicable, to retire, request the resignation of, or discharge you, at any time, with or without cause.

24.     Headings. The headings in this Agreement are for purposes of convenience only and are not intended to define or limit the construction of the terms and conditions of this Agreement.

25.     Effective Date. Upon execution by you, this Agreement shall be effective from and as of the Grant Date.

26.     Signatures. Execution of this Agreement by the Company may be in the form of an electronic or similar signature, and such signature shall be treated as an original signature for all purposes.

CABLEVISION SYSTEMS CORPORATION

By:
	Name:	James L. Dolan
	Title:	President and CEO

By your signature, you (i) acknowledge that a complete copy of the Plan and an executed original of this Agreement have been made available to you and (ii) agree to all of the terms and conditions set forth in the Plan and this Agreement.

Name:
Date:

Annex 1
to
Restricted Shares Agreement

In the event of a “Change of Control” of the Company or a “going private transaction,” as defined below, your entitlement to Restricted Shares shall be as follows:

1.     If the Company or the “surviving entity,” as defined below, has shares of common stock (or partnership units) traded on a national stock exchange or on the over-the-counter market as reported on NASDAQ, the Committee shall, no later than the effective date of the transaction which results in a Change of Control or going private transaction either (A) convert your unvested Restricted Shares into an amount of cash equal to (i) the number of your unvested Restricted Shares multiplied by (ii) the “offer price per share,” the “acquisition price per share” or the “merger price per share,” each as defined below, whichever of such amounts is applicable or (B) arrange to have the surviving entity grant to you an award of shares of common stock (or partnership units) of the surviving entity on the same terms and with a value equivalent to your unvested Restricted Shares which will, in the good faith determination of the Committee, provide you with an equivalent profit potential.

2.     If the Company or the surviving entity does not have shares of common stock (or partnership units) traded on a national stock exchange or on the over-the-counter market as reported on NASDAQ, the Committee shall convert your unvested Restricted Shares into an amount of cash equal to the amount calculated as per Paragraph 1(A) above.

3.     The cash award provided in Paragraph 1 or 2 shall become payable to you at the earlier of (a) the date on which your Restricted Shares are scheduled to vest (provided that you remain continuously employed with the Company or one of its Affiliates through such date), or (b) the date on which your employment with the Company or the surviving entity is terminated (i) by the Company or the surviving entity other than for Cause, if such termination occurs within three (3) years of the Change of Control or going private transaction, (ii) by you for “good reason,” as defined below, if such termination occurs within three (3) years of the Change of Control or going private transaction or (iii) by you for any reason at least six (6) months, but not more than nine (9) months after the effective date of the Change of Control or going private transaction; provided that clause (iii) herein shall not apply in the event that your rights in the Restricted Shares are converted into a right to receive an amount of cash in accordance with paragraph (A) of Section 1. The amount payable in cash shall be payable together with interest from the effective date of the Change of Control or going private transaction until the date of payment at (a) the weighted average cost of capital of the Company immediately prior to the effectiveness of the Change of Control or going private transaction, or (b) if the Company (or the surviving entity) sets aside the funds in a trust or other funding arrangement, the actual earnings of such trust or other funding arrangement.

4.     As used herein,

“Change of Control” means the acquisition, in a transaction or a series of related transactions, by any person or group, other than Charles F. Dolan or members of the immediate family of Charles F. Dolan or trusts for the benefit of Charles F. Dolan or his immediate family (or an entity or entities controlled by any of them) or any employee benefit plan sponsored or maintained by the Company, of (1) the power to direct the management of substantially all the cable television systems then owned by the Company in the New York City Metropolitan Area (as hereinafter defined) or (2) after any fiscal year of the Company in which all the systems referred to in clause (1) above shall have contributed in the aggregate less than a majority of the net revenues of the Company and its consolidated subsidiaries, the power to direct the management of the Company or substantially all its assets. For purposes of this definition, net revenues shall be determined by the independent accountants of the Company in accordance with generally accepted accounting principles consistently applied and certified by such accountants. “New York City Metropolitan Area” means all locations within the following counties: (i) New York, Richmond, Kings, Queens, Bronx, Nassau, Suffolk, Westchester, Rockland, Orange, Putnam, Sullivan, Dutchess, and Ulster in New York State; (ii) Hudson, Bergen, Passaic, Sussex, Warren, Hunterdon, Somerset, Union, Morris, Middlesex, Mercer, Monmouth, Essex and Ocean in New Jersey; (iii) Pike in Pennsylvania; and (iv) Fairfield and New Haven in Connecticut.

“Surviving entity” means the entity that owns, directly or indirectly, after consummation of any transaction, substantially all the cable television systems owned directly or indirectly by the Company in the New York City Metropolitan Area prior to consummation of such transaction. If any such entity is at least majority-owned, directly or indirectly, by any entity (a “parent entity”) which has shares of common stock (or partnership units) traded on a national stock exchange or the over-the-counter market, as reported on NASDAQ, then such parent entity shall be deemed to be the surviving entity provided that if there shall be more than one such parent entity, the parent entity closest to ownership of the Company’s cable television systems shall be deemed to be the surviving entity. If in connection with any transaction, a Change of Control or going private transaction occurs and no entity shall own, after consummation of such transaction, substantially all the cable television systems owned by the Company in the New York City Metropolitan Area prior to consummation of such transaction, then, notwithstanding any other provision of this Paragraph 4 to the contrary, there shall not be deemed to be a surviving entity so that the provisions of Paragraph 1(B) shall not be applicable. Ownership of “substantially all” the Company’s New York City Metropolitan Area cable television systems shall mean ownership, after consummation of such transaction (or series of related transactions), of an aggregate of at least eighty percent (80%) of the basic subscribers of all the cable television systems owned by the Company and its consolidated subsidiaries in the New York City Metropolitan Area prior to such transaction (or series of related transactions).

“Going private transaction” means a transaction involving the purchase of Company securities described in Rule 13e-3 to the Securities and Exchange Act of 1934.

 “Good reason” means

a.     without your express written consent any reduction in your base salary or bonus potential, or any material impairment or material adverse change in your working conditions (as the same may from time to time have been improved or, with your written consent, otherwise altered, in each case, after the Grant Date) at any time after or within ninety (90) days prior to the Change of Control including, without limitation, any material reduction of your other compensation, executive perquisites or other employee benefits (measured, where applicable, by level or participation or percentage of award under any plans of the Company), or material impairment or material adverse change of your level of responsibility, authority, autonomy or title, or to your scope of duties;

b.     any failure by the Company to comply with any of the provisions of this Agreement, other than an insubstantial or inadvertent failure remedied by the Company promptly after receipt of notice thereof given by you;

c.     the Company’s requiring you to be based at any office or location more than thirty-five (35) miles from your location immediately prior to such event except for travel reasonably required in the performance of your responsibilities; or

d.     any failure by the Company to obtain the assumption and agreement to perform this Agreement by a successor as contemplated by Paragraph 1.

“Offer price per share” shall mean, in the case of a tender offer or exchange offer which results in a Change of Control or going private transaction (an “Offer”), the greater of (i) the highest price per share of common stock paid pursuant to the Offer, or (ii) the highest fair market value per share of common stock during the ninety-day period ending on the date of a Change of Control or going private transaction. Any securities or property which are part or all of the consideration paid for shares of common stock in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the Company, person or other entity making such offer or (B) the valuation placed on such securities or property by the Committee.

“Merger price per share” shall mean, in the case of a merger, consolidation, sale, exchange or other disposition of assets that results in a Change of Control or going private transaction (a “Merger”), the greater of (i) the fixed or formula price for the acquisition of shares of common stock occurring pursuant to the Merger, and (ii) the highest fair market value per share of common stock during the ninety-day period ending on the date of such Change of Control or going private transaction. Any securities or property which are part or all of the consideration paid for shares of common stock pursuant to the Merger shall be valued in determining the merger price per share at the higher of (A) the valuation placed on such securities or property by the Company, person or other entity which is a party with the Company to the Merger, or (B) the valuation placed on such securities or property by the Committee.

“Acquisition price per share” shall mean the greater of (i) the highest price per share stated on the Schedule 13D or any amendment thereto filed by the holder of twenty percent (20%) or more of the Company’s voting power which gives rise to the Change of Control or going private transaction, and (ii) the highest fair market value per share of common stock during the ninety-day period ending on the date of such Change of Control or going private transaction.